First Quarter 2024 Supplemental Information APRIL 23, 2024

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of April 23, 2024. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2024 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$7.5 B
Investment Portfolio

100%
Senior Loans

58%
Multifamily & Industrial

$120 M
Average Loan Size[1]

97%
Interest Collected

Senior loans secured primarily by ***transitional, institutional multifamily, office and industrial properties*** owned by ***high quality sponsors***

Conservative Balance Sheet

$8.7 B
Financing Capacity

78%
Fully Non-Mark-to-Market[2]

$620 M
Current Liquidity[3]

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

14%
KKR Ownership in KREF

$553 B
Global AUM[4]

$28 B
Balance Sheet[4]

$69 B
Real Estate AUM[4][5]

~150
Real Estate Professionals[4]

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan size is inclusive of the unfunded commitment
(2) Based on outstanding principal amount of secured financing, including non-consolidated senior interests
(3) Includes $107 million in cash, $450 million undrawn corporate revolver capacity and $64 million of available borrowings based on existing collateral
(4) As of December 31, 2023
(5) Figures represent AUM across all KKR real estate transactions

KREF

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4 • 1Q 2024 Net Loss(1) of ($0.13) per diluted share (includes a CECL provision of $33 million, or ($0.48) per diluted share) • 1Q 2024 Distributable Earnings(2) of $0.39 per diluted share; 1.54x dividend coverage • Book Value per Share (“BVPS”) of $15.18 per share (includes a CECL allowance of $246 million, or ($3.54) per share as of March 31, 2024, representing 344 basis points of loan principal balance) First Quarter 2024 Highlights (1) Represents Net Income or loss attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts, and excludes loans accounted for under the cost recovery method • $7.5 billion predominantly senior loan portfolio with a weighted average unlevered all-in yield(3) of 8.9% • Multifamily and industrial assets represent 58% of loan portfolio • Received $336 million in loan repayments, including full loan repayments of $173 million on a previously 4- rated senior office loan in Washington, D.C. and $151 million on a previously 4-rated senior condo loan in New York, NY • Funded $103 million for loans closed in previous years • Collected 97% of interest payments • Weighted average risk rating of 3.2 • Monitoring eight watch list loans, including three office assets Financials Portfolio Liquidity & Capitalization • $620 million of available liquidity, including $107 million of cash and $450 million undrawn capacity on the corporate revolver • Diversified financing sources totaling $8.7 billion with $2.9 billion of undrawn capacity • 78% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No corporate debt or final facility maturities due until 2026

5 1Q'24 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Book value per share includes CECL allowance of $246 million or ($3.54) per share Income Statement ($ in Millions) 1Q'24 Net interest income $39.1 Other income 7.6 Provision for credit losses (33.3) Operating expenses (16.9) Preferred stock dividends (5.3) Other — Net Income (Loss) Attributable to Common Stockholders ($8.7) Net Income (Loss) per Share, Diluted ($0.13) Distributable Earnings(1) $26.7 Distributable Earnings per Share, Diluted(1) $0.39 Dividend per Share $0.25 Diluted Weighted Average Shares Outstanding 69,386,568 Balance Sheet ($ in Millions) 1Q'24 Commercial real estate loans, net $6,869.6 Real estate owned 182.6 Cash 106.5 Other 97.9 Total Assets $7,256.7 Secured financing agreements, net $3,521.8 Collateralized loan obligations, net 1,942.6 Secured term loan, net 335.0 Other 77.3 Total Liabilities $5,876.6 Total Equity $1,380.1 Common Shareholders' Equity $1,053.2 Book Value per Share(2) $15.18 Common Shares Outstanding 69,313,860

6 ($0.45) ($0.27) ($0.13) $0.48 ($0.37) $0.39 Net Income (Loss) per Diluted Share Distributable Earnings (Loss) per Diluted Share 1Q'23 4Q'23 1Q'24 $0.25 Recent Operating Performance (1) Represents Net income (loss) attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (3) 4Q'23 Distributable earnings before realized losses on loan write-offs was $33 million, or $0.47 per share Net Income and Distributable Earnings Dividends and Book Value Per Share ($ in Millions) 1Q'23 4Q'23 1Q'24 Net income (loss)(1): ($30.8) ($18.7) ($8.7) Distributable earnings (loss)(2): $33.1 ($26.0) $26.7 1Q'23 4Q'23 1Q'24 Dividend per share: $0.43 $0.43 $0.25 Dividend yield on book value per share: 10.0% 11.1% 6.6% $17.16 $15.52 $15.18 Book Value per Share 1Q'23 4Q'23 1Q'24 (3) $0.43 Dividend declared per share

7 Last Twelve Months Activity (1) Includes real estate owned and CMBS B-Pieces held through an equity method investment (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us (3) Includes a $59 million loan write-off and a transfer of $10 million to REO related other assets, net Portfolio Funding Activity – Outstanding Principal(1) Future Funding Obligations(2) ($ in Millions) $8,034 $8,034 $7,872 $7,872 $7,872 $7,885 $7,870 $7,870 $7,870 $7,821 $7,752 $7,752 $7,752 $7,522 $7,522 $1,347 $177 $339 $1,199 $165 $152 $15 $1,012 $139 $188 $69 $821 $106 $336 $729 $9,381 $9,071 $8,882 $8,573 $8,252 1Q'23 Portfolio 2Q'23 Fundings 2Q'23 Repayments 2Q'23 Portfolio 3Q'23 Fundings 3Q'23 Repayments 3Q'23 Write-off 3Q'23 Portfolio 4Q'23 Fundings 4Q'23 Repayments 4Q'23 REO Impact 4Q'23 Portfolio 1Q'24 Fundings 1Q'24 Repayments 1Q'24 Portfolio(3)

8 Class-A 74% Class-B 26% KREF Loan Portfolio by the Numbers (1) Includes real estate owned and CMBS B-Pieces held through an equity method investment (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage (3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (4) “Other” property types include: 2% Self-Storage, 2% Student Housing and 1% Single Family Rental (5) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Geography Investment Type(2) Property Type Interest Rate TypeTotal Portfolio(1) 4% 8% 9% 16% 19% 13% Other <4%: 19% ($ in Millions) 92% Office(5)4% Washington, D.C. $4,998 $6,792 $7,916 $7,752 $7,522 4Q'20 4Q'21 4Q'22 4Q'23 1Q'24 Senior Loans 100% Floating 99% Fixed 1% Multifamily Class-A 93% Class-B 7% Multifamily 43% Office 22% Industrial 15% Life Science 10% Hospitality 5% Other 5% (3) (4) 4% 4%

9 0% 1% 86% 6% 7% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.2 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV Includes non-consolidated senior interests and excludes risk-rated 5 loans (2) Weighted average is weighted by current principal amount Collected 97% of interest payments due on the loan portfolio Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 65% Loan Count 1Q '2 4 Weighted Average LTV(2): 65% Weighted Average Risk Rating(2): 3.2 4Q '2 3 21% 26% 25% 24% 3% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 21% 30% 25% 21% 3% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 4 360 0 2 4 457Loan Count 0% 1% 84% 5% 10% 1 2 3 4 5

10 Watch List Migrations Quarter-over-Quarter In 1Q'24, KREF had two risk-rating downgrades 4Q’23 Watch List Intra-Quarter Activity 1Q’24 Watch List Total Principal: $512 million Risk Rating: 5 Total Principal: $700 million(1) Mountain View Office Mountain View Office Minneapolis Office Minneapolis Office Seattle Life Science Seattle Life Science Boston Office Total Principal: $476 million(1) Risk Rating: 4 Total Principal: $395 million Boston Office West Hollywood Multifamily West Hollywood Multifamily Raleigh Multifamily Raleigh Multifamily San Diego Multifamily San Diego Multifamily Downgraded from 3 to 4 San Carlos Life Science (1) Includes $150 million of non-consolidated senior interest

Case Studies: Watch List Loans (Risk Rating 5)

Investment	Mountain View Office	Minneapolis Office	Boston Office	Seattle Life Science
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan[(2)]	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	July 2021	November 2017	February 2021	October 2021
Collateral	Five Class-A Office Buildings totaling 446k SF	Two Class-A Office Buildings totaling 1.1mm SF	Class-A Office totaling 741k SF	Class-A Office totaling 210k SF
Loan Purpose	Acquisition	Refinance	Refinance	Acquisition
Location	Mountain View, CA	Minneapolis, MN	Boston, MA	Seattle, WA
Committed Amount	$250 million[(1)]	$199 million[(2)]	$188 million[(3)] *($38 million retained mezz)*	$140 million[(4)]
Current Principal Amount	$201 million	$194 million[(2)]	$188 million[(3)] *($38 million retained mezz)*	$117 million
Loan Basis[(5)]	$654 / SF	$182 / SF	$506 / SF	$747 / SF
Coupon	+ 3.4%	+ 2.3%[(2)]	+ 3.4%	+ 3.2%
Max Remaining Term (Yrs.)	2.4	1.3	1.9	2.5
Loan Risk Rating	5	5	5	5

(1) The total whole loan was $363 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 69% of the loan or $250 million
(2) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of December 31, 2023, at a fixed PIK interest rate of 4.5%
(3) The total whole loan was $375 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 50% of the loan or $188 million, of which includes $150 million of non-consolidated senior interest. KREF's retained mezzanine position is $38 million
(4) The total whole loan was $188 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 75% of the loan or $140 million
(5) Loan basis reflects outstanding current principal amount before any CECL adjustments

KREF

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Case Studies: Watch List Loans (Risk Rating 4)

Investment	San Carlos Life Science	San Diego Multifamily	West Hollywood Multifamily	Raleigh Multifamily
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	February 2022	October 2021	January 2022	April 2022
Collateral	Class-A Life Science Property totaling 230k SF	231-unit Class-A Multifamily	37-unit Class-A Multifamily	320-unit Class-B Multifamily
Loan Purpose	Acquisition	Refinance	Refinance	Acquisition
Location	San Carlos, CA	San Diego, CA	West Hollywood, CA	Raleigh, NC
Committed Amount	$125 million[(1)]	$114 million	$107 million	$91 million
Current Principal Amount	$103 million	$105 million	$107 million	$81 million
Loan Basis[(2)]	$704 / SF	$453,457 / unit	$2,881,083 / unit	$253,006 / unit
Coupon	+ 3.6%	+ 3.2%	+ 3.1%	+ 3.0%
Max Remaining Term (Yrs.)	2.9	2.6	2.9	3.1
Loan Risk Rating	4	4	4	4

(1) The total whole loan was $196 million, co-originated and co-funded by KREF and a KKR affiliate. KREF's interest was 64% of the loan or $125 million
(2) Loan basis reflects outstanding current principal amount before any CECL adjustments

KREF

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Overview of Real Estate Owned

As of March 31, 2024, approximately $165 million of equity[1] was held in our current and projected Real Estate Owned (REO) properties

REO: Current and Projected

Location	Property Type	Carrying Value[2] ($ in millions)	Carrying Value per Square Foot
Current REO			
Portland, OR	Retail / Redevelopment	$83	n.a.
Philadelphia, PA	Office / Garage	78	$109 / SF
Total Current REO		**$161**	
Projected REO as of April 23, 2024			
Mountain View, CA	Class A Office Campus	$121[3]	$392 / SF
Seattle, WA	Class A Life Science	84[4]	$534 / SF
Total Current and Projected REO		**$365**	

Property Type



Retail / Redevelopment 23%
Life Science 23%
Office / Garage 54%

Location



PA 21%
CA 33%
OR 23%
WA 23%

Note: Figures as of March 31, 2024. Property Type and Location breakouts based on Carrying Value
(1) Equity represents Carrying Value less current financing
(2) Carrying value of current REO represents the value of land, building, and related improvements. Carrying value of projected REO represents amortized cost of the loan less 1Q'24 CECL allowance
(3) Loan was co-funded by KREF and a KKR affiliate. KREF's interest was 69% of the loan
(4) Loan was co-funded by KREF and a KKR affiliate. KREF's interest was 75% of the loan

KREF

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Financing Overview: 78% Non-Mark-To-Market

Diversified financing sources totaling $8.7 billion with $2.9 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Principal Amount	Weighted Avg. Coupon[1]	Advance Rate	Non-MTM
Term Credit Facilities	$2,000	$1,335	+2.0%	66.2%	(2)
Term Lending Agreements	$1,827	$1,175	+1.8%	73.9%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Secured Term Loan	$342	$342	+3.6%	—	✓
Corporate Revolving Credit Facility	$610	$160	+2.0%	—	✓
Total Debt	**$5,280**	**$3,013**			
Collateralized Loan Obligations	$1,943	$1,943	+1.5%	84.5%	✓
Term Loan Facility	$1,000	$572	+2.0%	76.4%	✓
Asset Specific Financing	$491	$289	+2.9%	79.2%	✓
Total Leverage	**$8,713**	**$5,816**			

Leverage Ratios


2.1x
4.1x
Debt-To-Equity Ratio(3)
Total Leverage Ratio(4)

Outstanding Financing[5]


Term Credit Facilities 22%
Collateralized Loan Obligations 32%
Revolver 3%
Senior Loan Interests 3%
Asset Specific 5%
Secured Term Loan 6%
Term Loan Facility 10%
Term Lending Agreements 20%
Non-Mark-to-Market 78%

(1) Weighted average coupon expressed as spread over Term SOFR
(2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions
(3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), and secured term loan, less cash to (ii) total permanent equity, in each case, at period end
(4) Represents (i) total outstanding debt agreements, secured term loan, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end
(5) Based on outstanding principal amount of secured financing, including non-consolidated senior interests that resulted from non-recourse sales of senior loan interest in loans KREF originated

KREF

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15 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $617 $387 $330 $1,335 Capacity $1,000 $600 $400 $2,000 Collateral: Loans / Principal Balance 8 Loans / $958 9 Loans / $551 7 Loans / $508 24 Loans / $2,017 Final Stated Maturity(1) September 2026 March 2026 December 2027 - Weighted Average Pricing(2) +1.5% + 2.0% +2.7% +2.0% Weighted Average Advance 64.4% 70.4% 65.0% 66.2% Mark-to-market Credit Only Credit Only Credit Only - ($ in Millions) (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over Term SOFR (3) Based on principal balance of financing Property Type(3): Multifamily 32% Office 28% Industrial 19% Life Science 17% Single Family Rental 4%

16 $107 $557 $107 $450 $64 $620 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $0 $100 $200 $300 $400 $500 $600 $700 Liquidity Overview (1) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $108 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of March 31, 2024 (4) (1)

17 Earnings Sensitivity to Change in SOFR 99% floating-rate loan portfolio indexed to Term SOFR Quarterly Net Interest Income Per Share Sensitivity to Change in Market Rates(1) Term SOFR = 5.33% As of March 31, 2024 ($ Impact Per Share) Note: Based on portfolio as of March 31, 2024 Change in SOFR ($0.03) ($0.02) $0.00 $0.02 $0.03 -1.00% -0.50% 0.00% +0.50% +1.00% ($0.05) ($0.04) ($0.03) ($0.02) ($0.01) $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 (1) Excludes loans accounted for under the cost recovery method

18 Appendix

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans[9]													
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$371.1	$76.3	+3.3%	2.5	$334,300 / unit	69%	3
2	Senior Loan	Boston, MA	Life Science	8/3/2022	312.5	312.5	206.6	29.2	+4.2%	3.4	$747 / SF	56%	3
3	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	186.8	52.2	+3.7%	3.0	$851 / SF	63%	3
4	Senior Loan	Various	Industrial	4/28/2022	504.5	252.3	252.3	50.9	+2.7%	3.1	$98 / SF	64%	3
5	Senior Loan	Mountain View, CA	Office	7/14/2021	362.8	250.0	200.9	118.5	+3.4%	2.4	$654 / SF	n.a.	5
6	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	201.5	45.8	+4.2%	2.4	$277 / SF	52%	3
7	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	220.0	220.0	220.0	34.0	+2.9%	1.9	$410,430 / unit	68%	3
8	Senior Loan	Various	Multifamily	5/31/2019	206.5	206.5	206.5	81.2	+4.0%	1.2	$192,991 / unit	74%	3
9	Senior Loan	Minneapolis, MN	Office	11/13/2017	199.4	199.4	194.4	89.0	+2.3%	1.3	$182 / SF	n.a.	5
10	Senior Loan	Various	Industrial	6/15/2022	375.5	187.8	173.5	38.2	+2.9%	3.3	$135 / SF	50%	3
11	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.5	+3.4%	1.9	$506 / SF	n.a.	5
12	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	181.1	33.3	+4.3%	2.5	$199,204 / key	64%	3
13	Senior Loan	Washington, D.C.	Office	11/9/2021	181.0	181.0	168.1	59.6	+2.9%	3.7	$471 / SF	55%	3
14	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	170.9	26.3	+2.8%	2.8	$210,456 / unit	73%	3
15	Senior Loan	Various	Self-Storage	12/21/2022	336.6	168.3	150.7	36.1	+3.8%	3.8	$22,663 / unit	64%	3
16	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	162.1	28.9	+3.7%	2.1	$673 / SF	66%	3
17	Senior Loan	Plano, TX	Office	2/6/2020	150.7	150.7	150.7	23.0	+2.8%	0.9	$208 / SF	64%	3
18	Senior Loan	Redwood City, CA	Life Science	9/30/2022	580.7	145.2	16.4	2.4	+4.5%	3.5	$885 / SF	53%	3
19	Senior Loan	Seattle, WA	Life Science	10/1/2021	188.0	140.3	117.1	43.4	+3.2%	2.5	$747 / SF	n.a.	5
20	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	138.0	25.9	+3.7%	2.7	$439 / SF	68%	3
21	Senior Loan	Boston, MA	Multifamily	3/29/2019	137.0	137.0	137.0	27.9	+3.4%	0.0	$351,282 / unit	63%	3
22	Senior Loan	Arlington, VA	Multifamily	1/20/2022	135.3	135.3	133.5	31.1	+2.9%	2.9	$445,071 / unit	65%	3
23	Senior Loan	Fontana, CA	Industrial	5/11/2021	132.0	132.0	113.5	47.2	+4.7%	2.2	$113 / SF	64%	3
24	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	125.6	125.6	125.6	65.0	+5.0%	0.1	$362,954 / key	62%	3
25	Senior Loan	San Carlos, CA	Life Science	2/1/2022	195.9	125.0	103.2	30.9	+3.6%	2.9	$704 / SF	68%	4
26	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	91.1	24.9	+4.0%	2.8	$1,072 / SF	51%	3
27	Senior Loan	Philadelphia, PA	Office	6/19/2018	114.3	114.3	114.3	19.1	+2.8%	2.9	$117 / SF	71%	3
28	Senior Loan	San Diego, CA	Multifamily	10/20/2021	113.5	113.5	104.7	30.3	+3.2%	2.6	$453,457 / unit	71%	4
29	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	17.3	+3.0%	2.2	$155,602 / unit	74%	3
30	Senior Loan	West Hollywood, CA	Multifamily	1/26/2022	107.0	107.0	106.6	20.2	+3.1%	2.9	$2,881,083 / unit	65%	4
31	Senior Loan	Chicago, IL	Office	7/15/2019	105.0	105.0	88.4	36.3	+2.3%	4.4	$85 / SF	59%	3
32	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	101.1	101.1	101.1	15.3	+2.8%	2.8	$191,460 / unit	61%	3
33	Senior Loan	Boston, MA	Industrial	6/28/2022	285.5	100.0	99.3	20.6	+3.0%	3.3	$198 / SF	52%	3
34	Senior Loan	Cary, NC	Multifamily	11/21/2022	100.0	100.0	95.3	18.4	+3.4%	3.7	$244,275 / unit	63%	3
35	Senior Loan	Washington, D.C.	Office	1/13/2022	228.5	100.0	73.5	11.0	+3.3%	3.9	$269 / SF	55%	3
36	Senior Loan	Phoenix, AZ	Industrial	1/13/2022	195.3	100.0	59.4	15.4	+4.0%	2.9	$57 / SF	57%	3
37	Senior Loan	Orlando, FL	Multifamily	12/14/2021	97.4	97.4	91.8	25.2	+3.1%	2.8	$242,110 / unit	74%	3
38	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	90.8	18.1	+3.1%	2.4	$784 / SF	71%	3
39	Senior Loan	Raleigh, NC	Multifamily	4/27/2022	91.4	91.4	81.0	21.6	+3.0%	3.1	$253,006 / unit	68%	4
40	Senior Loan	Brandon, FL	Multifamily	1/13/2022	90.3	90.3	67.8	10.6	+3.1%	2.9	$193,074 / unit	75%	3
41	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	80.8	17.9	+2.9%	2.8	$248,482 / unit	67%	3
42	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	17.5	+2.9%	2.6	$304,422 / unit	76%	3
43	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	13.4	+3.4%	1.9	$294 / SF	65%	3
44	Senior Loan	San Antonio, TX	Multifamily	6/1/2022	246.5	86.3	80.3	19.9	+2.8%	3.2	$103,007 / unit	68%	3
45	Senior Loan	Scottsdale, AZ	Multifamily	5/9/2022	169.0	84.5	84.5	13.1	+2.9%	3.2	$457,995 / unit	64%	3
46	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	15.2	+3.1%	2.8	$327,935 / unit	74%	3
47	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	79.3	79.3	76.1	12.7	+3.1%	2.8	$206,699 / unit	74%	3
48	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	70.0	20.0	+4.9%	2.1	$157,092 / unit	50%	3
49	Senior Loan[10]	Various	Industrial	6/30/2021	142.5	71.2	64.2	27.8	+5.5%	2.3	$73 / SF	58%	3
50	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	70.3	10.8	+2.8%	2.5	$290,496 / unit	78%	3

*See footnotes on subsequent page

KREF

19

Portfolio Details

($ in Millions)

#	Investment[1]	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Outstanding Principal / Investment Amount	Net Equity[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	Loan Per SF / Unit / Key[7]	Origination LTV[4][8]	Risk Rating
Senior Loans[9]													
51	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	$69.0	$69.0	$66.8	$66.8	+3.6%	1.7	$267,000 / unit	63%	3
52	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	10.2	+3.9%	2.4	$189,444 / unit	70%	3
53	Senior Loan	Manassas Park, VA	Multifamily	2/25/2022	68.0	68.0	68.0	13.4	+2.7%	2.9	$223,684 / unit	73%	3
54	Senior Loan	Plano, TX	Multifamily	3/31/2022	67.8	67.8	67.4	19.1	+2.8%	3.0	$253,226 / unit	75%	3
55	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.8	10.3	+3.7%	2.8	$281,672 / key	68%	3
56	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	61.5	61.5	59.7	15.3	+3.0%	2.8	$197,804 / unit	67%	3
57	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	56.8	10.4	+3.0%	2.8	$164,526 / unit	67%	3
58	Senior Loan	San Antonio, TX	Multifamily	4/20/2022	57.6	57.6	56.4	10.6	+2.7%	3.1	$164,950 / unit	79%	3
59	Senior Loan	Queens, NY	Industrial	2/22/2022	55.3	55.3	55.1	14.3	+4.0%	0.4	$89 / SF	68%	3
60	Senior Loan	Sharon, MA	Multifamily	12/1/2021	51.9	51.9	51.9	7.7	+2.9%	2.7	$270,443 / unit	70%	3
61	Senior Loan	Reno, NV	Industrial	4/28/2022	140.4	50.5	50.5	11.4	+2.7%	3.1	$117 / SF	74%	3
62	Senior Loan	Carrollton, TX	Multifamily	4/1/2022	48.5	48.5	47.7	14.0	+2.9%	3.0	$149,134 / unit	74%	3
63	Senior Loan	Oakland, CA	Office	10/23/2020	146.2	45.8	45.8	7.2	+4.4%	1.6	$141 / SF	55%	2
64	Senior Loan	Dallas, TX	Multifamily	4/1/2022	43.9	43.9	42.6	11.6	+2.9%	3.0	$119,706 / unit	73%	3
65	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	41.8	41.8	41.8	10.3	+3.4%	2.8	$199,048 / unit	68%	3
66	Senior Loan	San Diego, CA	Multifamily	4/29/2022	203.0	40.0	39.7	6.3	+2.6%	3.1	$455,485 / unit	63%	3
67	Senior Loan	Denver, CO	Industrial	12/11/2020	15.4	15.4	12.6	4.9	+3.8%	1.8	$47 / SF	76%	2
Total / Weighted Average					**$11,457.0**	**$8,050.9**	**$7,325.9**	**$1,850.2**	**+3.3%**	**2.5**		**65%**	**3.2**
CMBS B-Pieces													
1	CMBS B-Pieces[11]	Various	Various	2/13/2017	n.a.	$40.0	$35.7	$35.7	4.7%	5.2	n.a.	58%	n.a.
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**4.7%**	**5.2**		**58%**	
Real Estate Owned													
1	Real Estate Asset	Portland, OR	Retail	12/16/2021	n.a.	n.a.	$82.7	$82.7	n.a.	n.a.	n.a.	n.a.	n.a.
2	Real Estate Asset	Philadelphia, PA	Office	12/22/2023	n.a.	n.a.	78.0	28.0	n.a.	n.a.	n.a.	n.a.	n.a.
Total / Weighted Average							**$160.7**	**$110.7**					
Portfolio Total / Weighted Average						**$8,090.9**	**$7,522.2**	**$1,996.5**	**8.7%**	**2.5**		**65%**	**3.2**

*See footnotes on subsequent page

KREF

20

21 Portfolio Details (1) Our total portfolio represents the current principal amount on senior and mezzanine loans, net equity in RECOP I, which holds CMBS B-Piece investments, and net carrying value of our REO investments. Excludes loans that were fully written off. For Senior Loan 9, the total whole loan is $199.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of March 31, 2024, at a fixed interest rate of 4.5%. The mezzanine note interest is payment-in-kind (“PIK Interest”), which is capitalized, compounded, and added to the outstanding principal balance of the respective loans. For Senior Loan 11, the total whole loan is $375.0 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 50% of the loan or $187.5 million, of which $150.0 million in senior notes were syndicated to a third party. Post syndication, we retained a mezzanine loan with a commitment of $37.5 million, fully funded as of March 31, 2024, at an interest rate of S+7.96%. For Senior Loan 30, the total whole loan is $107.0 million, including (i) a fully funded senior mortgage loan of $102.0 million, at an interest rate of S+3.06%, (ii) a senior mezzanine note with $3.9 million funded as of March 31, 2024, at a fixed interest rate of 10.0% and (iii) a fully funded junior mezzanine note of $0.8 million, at a fixed interest rate 10.0% with certain profit share provisions, as defined in the loan agreement. For Senior Loan 63, the total whole loan is $146.2 million, co-originated and co-funded by us and a KKR affiliate. Our interest is 31% of the loan or $45.8 million, of which $38.6 million in senior notes were syndicated to third party lenders. Post syndication, we retained a mezzanine loan with a commitment of $7.2 million, fully funded as of March 31, 2024, at an interest rate of S+13.02%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; and (ii) the investment amount of CMBS B-Pieces and REO, net of borrowings. (4) Weighted average is weighted by the current principal amount for our senior and mezzanine loans and by investment amount of RECOP I CMBS B-Pieces. Risk-rated 5 loans are excluded from the weighted average LTV. (5) Coupon expressed as spread over Term SOFR. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 3, 6, 18, 23, 26, 36, 48, 49, and 67, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. For Senior Loans 2, 3, 6, 18, 23, 26, 36, 48, 49, and 67, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. For senior loans where an appraisal has been obtained post origination, the LTVs subsequently presented are based on the current principal amount dividend by the as-is appraised value as of the new appraisal date. Senior loans with updated LTV include: Senior Loan 17 (64%); Senior Loan 21 (64%); Senior Loan 22 (78%); Senior Loan 24 (66%); Senior Loan 27 (64%);Senior Loan 31 (57%); Senior Loan 32 (75%); Senior Loan 37 (83%); Senior Loan 43 (63%); and Senior Loan 67 (61%). (9) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan participations.. (10) For Senior Loan 49, the total whole loan facility is $142.5 million co-originated and co-funded by us and a KKR affiliate. Our interest was 50% of the facility, or $71.2 million. The facility is comprised of individual cross-collateralized whole loans. As of March 31, 2024, there were four underlying senior loans in the facility with a commitment of $71.2 million and outstanding principal of $64.2 million. (11) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

22 Fully Extended Loan Maturities Note: Based on current principal amount. Excludes real estate owned and CMBS B-Pieces held through an equity method investment Fully Extended Loan Maturities ($ in Millions) $318 $664 $2,715 $3,317 $313 2024 2025 2026 2027 2028 $0 $1,000 $2,000 $3,000 $4,000 Fully extended weighted average loan maturity of 2.5 years

23 KREF Debt Maturities Note: Based on outstanding principal balance of secured financing agreements (does not include KREF’s secured term loan or collateralized loan obligations (CLOs)). Maturity year represents the earlier of (i) the maximum maturity of the underlying loans pledged as collateral or (ii) the maximum maturity of the respective financing agreements Upcoming Debt Maturities by Year ($ in Millions) $150 $176 $1,738 $1,347 $121 2024 2025 2026 2027 2028 $0 $500 $1,000 $1,500 $2,000 No corporate debt or final facility maturities due until 2026

24 Consolidated Balance Sheets (in thousands - except share and per share data) March 31, 2024 December 31, 2023 Assets Cash and cash equivalents $ 106,517 $ 135,898 Commercial real estate loans, held-for-investment 7,113,256 7,343,548 Less: Allowance for credit losses (243,634) (210,470) Commercial real estate loans, held-for-investment, net 6,869,622 7,133,078 Real estate owned assets, held for sale 99,977 101,017 Real estate owned, held for investment, net 82,669 82,091 Accrued interest receivable 40,602 41,003 Equity method investments 35,108 35,076 Other assets 22,200 19,455 Total Assets $ 7,256,695 $ 7,547,618 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,521,796 $ 3,782,419 Collateralized loan obligations, net 1,942,569 1,942,171 Secured term loan, net 334,977 335,331 Accrued interest payable 19,247 20,207 Real estate owned liabilities, held for sale 16,334 15,883 Dividends payable 17,328 29,805 Due to affiliates 8,087 8,270 Other liabilities 16,267 9,350 Total Liabilities 5,876,605 6,143,436 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of March 31, 2024 and December 31, 2023); liquidation preference of $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (75,299,556 shares issued and 69,313,860 shares outstanding; as of March 31, 2024 and December 31, 2023, respectively) 693 693 Additional paid-in capital 1,817,373 1,815,077 Accumulated deficit (340,437) (314,370) Repurchased stock (5,985,696 shares repurchased as of March 31, 2024 and December 31, 2023) (96,764) (96,764) Total KKR Real Estate Finance Trust Inc. stockholders' equity 1,380,996 1,404,767 Noncontrolling interests in equity of consolidated joint venture (906) (585) Total Equity 1,380,090 1,404,182 Total Liabilities and Equity $ 7,256,695 $ 7,547,618

25 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 Net Interest Income Interest income $ 151,620 $ 165,024 $ 152,530 Interest expense 112,476 118,532 105,976 Total net ineterest income 39,144 46,492 46,554 Other Income Income (loss) from equity method investments 845 374 (347) Other miscellaneous income 1,792 1,280 2,711 Revenue from real estate owned operations 4,978 2,520 2,246 Total other income 7,615 4,174 4,610 Operating Expenses Provision for credit losses, net 33,266 49,500 60,467 Management fees to affiliate 6,340 6,523 6,523 Incentive compensation to affiliate — — 1,811 General and administrative 4,992 4,600 4,690 Expenses from real estate owned operations 5,549 2,957 2,758 Total operating expenses 50,147 63,580 76,249 Income (Loss) Before Income Taxes (3,388) (12,914) (25,085) Income tax expense 41 199 169 Net Income (Loss) (3,429) (13,113) (25,254) Net income (loss) attributable to noncontrolling interests (321) (226) (177) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (3,108) (12,887) (25,077) Preferred stock dividends 5,326 5,326 5,326 Participating securities' shares in earnings 305 525 407 Net Income (Loss) Attributable to Common Stockholders $ (8,739) $ (18,738) $ (30,810) Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ (0.13) $ (0.27) $ (0.45) Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 69,386,568 69,384,309 69,095,011 Dividends Declared per Share of Common Stock $ 0.25 $ 0.43 $ 0.43

26 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Numbers presented may not foot due to rounding (2) Includes a $59 million write-off on a defaulted senior loan upon deed-in-lieu of foreclosure during the three months ended December 31, 2023 (in thousands - except share and per share data) Three Month Ended March 31, 2024 Per Diluted Share(1) December 31, 2023 Per Diluted Share(1) March 31, 2023 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ (8,739) $ (0.13) $ (18,738) $ (0.27) $ (30,810) $ (0.45) Adjustments Non-cash equity compensation expense 2,296 0.03 1,565 0.02 2,152 0.03 Unrealized (gains) or losses, net (102) — 419 0.01 1,173 0.02 Provision for credit losses, net 33,266 0.48 49,500 0.71 60,467 0.88 Non-cash convertible notes discount amortization — — — — 89 — Distributable Earnings before realized loss on loan write-offs $ 26,721 $ 0.39 $ 32,746 $ 0.47 $ 33,071 $ 0.48 Realized loss on loan write-offs(2) — — (58,706) (0.85) — — Distributable Earnings (Loss) $ 26,721 $ 0.39 $ (25,960) $ (0.37) $ 33,071 $ 0.48 Weighted average number of shares of common stock outstanding, diluted 69,386,568 69,384,309 69,095,011

27 Key Definitions “Distributable Earnings": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.